ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Jun. 30, 2018	Dec. 31, 2017
Accrued Expenses And Other Current Liabilities Details Abstract
Accrued payroll and related costs	$ 17,414	$ 18,067
Accrued vacation	7,544	5,432
Accrual for minimum wage increase	757	1,128
Labor union contribution	1,128	1,912
Other	2,636	4,169
Total accrued expenses and other current liabilities	$ 29,479	$ 30,708